UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2014

Endocyte, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100, West Lafayette, Indiana	47906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	765-463-7175

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 19, 2014, Endocyte, Inc. issued a press release, along with Merck, announcing the withdrawal of conditional marketing authorization applications from the European Medicines Agency for vintafolide and companion imaging components, imaging agent etarfolatide and intravenous folic acid, for the treatment of adult patients with folate receptor-positive, platinum-resistant ovarian cancer (“PROC”), in combination with pegylated liposomal doxorubicin. The companies also announced that they will take steps to terminate the PROCEED trial, a Phase 3 clinical trial of vintafolide for the treatment of patients with PROC. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

 The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 19, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endocyte, Inc.

May 21, 2014	By:	/s/ Beth A. Taylor
Name: Beth A. Taylor
Title: Corporate Controller

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Exhibit Index

Exhibit No.	Description
99.1	Exhibit 99.1 Press Release

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